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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                            ------------------------



                                    FORM 8-K

                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 13, 1996

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                          ORBITAL SCIENCES CORPORATION



         DELAWARE                     0-18287                06-1209561
 (State of incorporation)        (Commission File      (I.R.S. Employer I.D.
                                      Number)                   No.)


                            21700 ATLANTIC BOULEVARD
                             DULLES, VIRGINIA 20166
                                 (703) 406-5000
                          (Address and telephone number
                         of principal executive offices)



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ITEM 9.  SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.

         On December 13, 1996, Orbital Sciences Corporation (the "Registrant") issued and sold 1,200,000 shares of its common stock, par value $.01 per share, for a price of $17.13 per share, to an "accredited investor," as that term is defined in Rule 501(a) under the Securities Act of 1933, as amended (the "Act"), in a transaction exempt from registration pursuant to Regulation S promulgated under the Act. The Registrant's common stock, trading on the NASDAQ National Market System (ORBI), closed at a price of $17.25 per share on December 13, 1996.In connection with the private placement, the Registrant engaged GEM Advisors, Inc. ("GEM") as its placement agent. The Registrant paid GEM $275,000 as a commission for services rendered in the transaction.



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'

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    ORBITAL SCIENCES CORPORATION



DATED: December 23, 1996            By:   /s/ Jeffrey V. Pirone
                                       ----------------------------------------
                                       Jeffrey V. Pirone, Senior Vice President
                                          and Chief Financial Officer